SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2009
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction) of incorporation)	0-5423 (Commission file number)	59-1277135 (I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02	Results of Operations and Financial Condition.
On February 24, 2009 Dycom Industries, Inc. (the “Company”) issued a press release reporting its second quarter of fiscal 2009 results. On February 25, 2009, the Company had a webcast and conference call to review its fiscal 2009 second quarter results. These results included the effect of a preliminary charge for goodwill impairment. The Company expects to complete its impairment analysis in the third quarter of fiscal 2009. Additionally, on February 25, 2009, the Company made available a slide presentation to be discussed during the Company’s aforementioned webcast and conference call. A copy of the press release and slide presentation are furnished as Exhibits to this report on Form 8-K and is incorporated herein by reference.
The press release and slide presentation include income (loss) from continuing operations excluding certain items that are set forth in the GAAP reconciliation schedule provided in the release. The Company believes this non-GAAP financial measure is useful to investors because it allows for a more direct comparison of the Company’s performance for the quarter and fiscal year with the Company’s performance in the prior-year periods.
The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure
On February 24, 2009 Dycom Industries, Inc. (the “Company”) issued a press release reporting its second quarter of fiscal 2009 results. On February 25, 2009, the Company had a webcast and conference call to review its fiscal 2009 second quarter results. These results included the effect of a preliminary charge for goodwill impairment. The Company expects to complete its impairment analysis in the third quarter of fiscal 2009. Additionally, on February 25, 2009, the Company made available a slide presentation to be discussed during the Company’s aforementioned webcast and conference call. A copy of the press release and slide presentation are furnished as Exhibits to this report on Form 8-K and is incorporated herein by reference.
The press release and slide presentation include income (loss) from continuing operations excluding certain items that are set forth in the GAAP reconciliation schedule provided in the release. The Company believes this non-GAAP financial measure is useful to investors because it allows for a more direct comparison of the Company’s performance for the quarter and fiscal year with the Company’s performance in the prior-year periods.
The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Such statements include, but are not limited to, the Company’s expectations for revenues, goodwill impairment and earnings per share. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in the Company’s other filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01	Financial Statement and Exhibits.
(d) Exhibits

99.1	Press release dated February 24, 2009 announcing the second quarter of fiscal 2009 results.

99.2	Slide presentation relating to the webcast and conference call held regarding the Company’s fiscal 2009 second quarter results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2009	By:	/s/ H. Andrew DeFerrari
		Name:	H. Andrew DeFerrari
		Title:	Senior Vice President and Chief Financial Officer